UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
BlackRock Event Driven Equity Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2021

Date of reporting period: 05/31/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2021

2021 Annual Report

BlackRock Event Driven Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period in a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for most of the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion and more stable U.S. trade policy. While we are underweight long-term on credit, global high-yield and Asian bonds present attractive opportunities, as do emerging market bonds denominated in local currencies. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2021

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	16.95%	40.32%
U.S. small cap equities (Russell 2000® Index)	25.28	64.56
International equities (MSCI Europe, Australasia, Far East Index)	15.19	38.41
Emerging market equities (MSCI Emerging Markets Index)	15.15	51.00
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.04	0.11
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.07)	(7.30)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.16)	(0.40)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.54	4.70
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.18	14.90
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2021	BlackRock Event Driven Equity Fund

Investment Objective

BlackRock Event Driven Equity Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2021, the Fund outperformed its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index. For the same period, the Fund underperformed the Russell 1000® Index.

What factors influenced performance?

The Fund is an absolute return strategy managed to a cash benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index. The Fund diversifies across hard catalyst (primarily publicly announced mergers), soft catalyst (companies undergoing meaningful corporate events), and credit opportunities.

The Fund delivered strong performance over the period, generating positive, idiosyncratic alpha consistently throughout the 12 months. These results were generated against the backdrop of an upward-trending equity market, though there were pockets of underlying volatility throughout. The first half of the period was characterized by both a pickup in global economic activity and the presence of several risk factors such as COVD-19 and the U.S. election. Markets continued to move upward over the latter half, supported by encouraging economic and fiscal indicators. As countries, most notably the United States and United Kingdom, began to deploy vaccines in a meaningful way and COVID-19 cases continued to decline, investor sentiment firmed on expectations for a return to normalcy amid a disciplined reopening of global economies. Still, beneath the surface, the first quarter of 2021 was punctuated by “asset bubbles,” deflation volatility and stretched valuations. Dispersion across sectors, factors and themes set up a rich landscape for the Fund’s diversified and hedged approach to catalyst-driven investing, and elevated levels of merger and acquisition activity created an especially attractive return opportunity among hard catalyst investments. Over the period, the Fund capitalized on a robust opportunity set across the entire catalyst spectrum, through both equity and credit investments.

Hard catalyst, soft catalyst, and credit investments all contributed to returns over the period. The largest contributor to performance was positioning in select new equity issuance. The Fund’s process targets select, highly attractive issuers, with a strong bias to those with continuing catalyst situations. This approach has resulted in a pattern of relatively balanced return contribution, where both in-period and longer-term new issuance positions have had a positive performance impact. Soft catalyst positioning in the Fund’s Arconic Corp. strategy, comprised of new Arconic and the spun off aerospace unit Howmet Aerospace, Inc., benefited performance as both positions continued to realize the benefits of operating as independent companies. Positive idiosyncratic catalysts at both Howmet and Arconic, as well as continued execution of key pricing and margin initiatives, drove positive results in the latter half of 2020. Strong earnings, positive guidance, significant long-term business wins and accretive capital deployment further supported the position into 2021. Soft catalyst positioning in the Fund’s Danaher Corp. strategy bolstered performance as well. Danaher’s positive earnings results during the period were predicated on the company’s transformational acquisition of General Electric’s biopharmaceutical business and its advantageous positioning in diagnostic testing/therapeutic development. Envista Holdings Corp., a spin-off company of Danaher, posted strong results and share gains in a thawing dental market that had been adversely affected by COVID-19, further supporting the position.

The largest detractor from performance over the period was a soft catalyst investment in QIAGEN NV, as the investment underperformed its hedges. In mid-2020, after QIAGEN shareholders rejected the Thermo Fisher offer as insufficient given continued strength of QIAGEN’s standalone business prospects, the Fund’s investment adviser reduced the position into the strength, added a tailored basket of hedges, and migrated the position to the soft catalyst portfolio. This position underperformed hedges over the period. Positioning in Simon Property Group, Inc./Taubman Centers, Inc. detracted modestly from results, as Simon sought to terminate the transaction in mid-2020 and the parties entered litigation. Ultimately, the companies agreed to settle all litigation and move forward with the merger at a reduced acquisition price, which was a positive outcome for Taubman shareholders. The transaction completed in December 2020. An investment in Waste Management, Inc./Advanced Disposal Services, Inc. also detracted modestly from performance, as Waste Management renegotiated a lower offer price after required divestitures were announced. The transaction went on to successfully complete in October 2020.

The Fund held derivatives during the period as part of its investment strategy. Contracts for difference are used by the Fund as the primary instrument to gain exposure to merger arbitrage situations. As a result, cash and cash equivalents are not representative of unencumbered cash, and the Fund remains fully invested as of May 31, 2021. Employing contracts for difference in this manner results in the Fund typically maintaining a liquidity buffer of approximately 80%-85% of net assets, which may fluctuate at any given time. Cash balances are invested in BlackRock Liquidity Funds, T-Fund, which invests in U.S. Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash. The Fund’s use of derivatives had a positive impact on Fund performance.

Describe recent portfolio activity.

The Fund maintained a constructive stance on the opportunity set across the event-driven landscape throughout the period. Over the first half of the period, the Fund shifted capital across the three sub-strategies, increasing exposure to hard catalyst and soft catalyst opportunities. During the back half of the period, the Fund continued to expand into the growing opportunity set among hard catalyst investments, while maintaining its strong position in soft catalysts and making modest reductions in credit. The portfolio remains highly hedged, and the Fund is well positioned to take advantage of opportunities across the catalyst spectrum.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Event Driven Equity Fund

Describe portfolio positioning at period end.

The Fund remained diversified across the spectrum of corporate events, while maintaining a skew to hard catalyst, merger arbitrage opportunities. The Fund was comprised of 88 investments at the end of the period, with roughly 77% of the portfolio invested in hard catalyst opportunities, 18% in soft catalyst and 5% in credit. From a geographical perspective, the Fund’s exposure was concentrated in the United States, with about 82% of the Fund’s gross exposure in North America, 17% in Europe and about 1% in Asia Pacific. The Fund remained diversified across sectors and market capitalizations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2021 (continued)	BlackRock Event Driven Equity Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund’s total returns prior to May 8, 2015 are the returns of the Fund when it utilized different investment strategies under the name BlackRock Large Cap Core Plus Fund.

(c)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

(d)

An unmanaged index that tracks 3-month U.S. Treasury securities. On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”). Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the lndex. Index data on and after 3/1/2021 is for the 4pm pricing variant of the Index.

Performance Summary for the Period Ended May 31, 2021

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	3.93%	9.60%	N/A	6.37%	N/A	7.42%	N/A
Investor A	3.79	9.24	3.51%	6.12	4.98%	7.13	6.56%
Investor C	3.43	8.45	7.45	5.35	5.35	6.53	6.53
Russell 1000® Index	16.88	42.66	N/A	17.46	N/A	14.41	N/A
ICE BofA 3-Month U.S. Treasury Bill Index	0.04	0.11	N/A	1.18	N/A	0.63	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund’s total returns prior to May 8, 2015 are the returns of the Fund when it utilized different investment strategies under the name BlackRock Large Cap Core Plus Fund.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Event Driven Equity Fund

Expense Example

	Actual				Hypothetical(a)

			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period(b)	Expenses Paid During the Period(c)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period(b)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(c)

Institutional	$ 1,000.00	$ 1,039.30	$ 5.98	$ 5.97	$ 1,000.00	$ 1,019.17	$ 5.92	$ 1,019.18	$ 5.91
Investor A	1,000.00	1,037.90	7.24	7.24	1,000.00	1,017.92	7.17	1,017.92	7.17
Investor C	1,000.00	1,034.30	11.06	11.06	1,000.00	1,014.13	10.95	1,014.06	10.95

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.18% for Institutional, 1.43% for Investor A, and 2.18% for Investor C), multiplied by average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.17% for Institutional, 1.43% for Investor A, and 2.18% for Investor C), multiplied by average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

	Percent of Total Investments(a)

Sector(b)	Long		Short		Total

Information Technology	21%		12%		33%

Health Care	15		4		19

Financials	6		9		15

Industrials	11		1		12

Consumer Discretionary	3		2		5

Investment Companies	—	(c)	4		4

Materials	3		1		4

Real Estate	3		—	(c)	3

Utilities	2		—		2

Communication Services	2		—	(c)	2

Consumer Staples	1		—		1

Energy	—	(c)	—	(c)	— (c)

	67%		33%		100%

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.

(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Amount is less than 1%.

F U N D S U M M A R Y	7

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges, and (b) operating expenses, including investment advisory fees, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on December 1, 2020 and held through May 31, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments May 31, 2021	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
Howmet Aerospace, Inc.(a)	2,900,076	$102,894,696

Banks — 0.0%
Valley National Bancorp	125,854	1,802,229

Biotechnology — 0.1%
Cullinan Oncology, Inc.(a)	147	4,370
Gracell Biotechnologies, Inc., ADR(a)(b)	32,249	485,670
Immunocore Holdings PLC, ADR(a)	74,906	3,071,146
Sana Biotechnology, Inc.(a)(b)	60,236	1,263,149

		4,824,335

Capital Markets — 0.3%
KKR Acquisition Holdings I Corp.(a)(b)	450,000	4,518,000
Orion Acquisition Corp.(a)	1,835,000	18,258,250
Patria Investments Ltd., Class A(a)	104,735	1,771,069

		24,547,319

Chemicals — 1.2%
Akzo Nobel NV	22,536	2,902,405
Axalta Coating Systems Ltd.(a)	460,963	14,953,640
Corteva, Inc.	4,349	197,879
Dow, Inc.	4,349	297,559
DuPont de Nemours, Inc.	92,458	7,821,022
International Flavors & Fragrances, Inc.	36,053	5,107,628
Olin Corp.	881,729	43,107,731
Sherwin-Williams Co.	61,122	17,329,921

		91,717,785

Commercial Services & Supplies — 0.5%
ACV Auctions, Inc., Class A(a)	47,954	1,242,968
GFL Environmental, Inc.(b)	1,168,830	38,033,728

		39,276,696

Consumer Finance — 0.1%
Lufax Holding Ltd., ADR(a)	373,970	4,558,694
Upstart Holdings, Inc.(a)(b)	8,094	1,199,693

		5,758,387

Diversified Consumer Services — 0.0%
Coursera, Inc.(a)	18,644	708,472

Diversified Telecommunication Services — 0.1%
AT&T Inc.	234,545	6,902,659

Electric Utilities — 0.0%
Energy Harbor Corp.(a)	54,354	1,730,251

Electrical Equipment — 0.2%
OSRAM Licht AG(a)	205,900	13,168,229
Shoals Technologies Group, Inc., Class A(a)	70,154	1,936,250

		15,104,479

Electronic Equipment, Instruments & Components — 0.2%
Keysight Technologies, Inc.(a)	101,290	14,421,670

Entertainment — 0.1%
Playtika Holding Corp.(a)	116,345	3,191,343
ROBLOX Corp., Class A(a)	16,379	1,535,859

		4,727,202

Equity Real Estate Investment Trusts (REITs) — 0.1%
VEREIT, Inc.	31,700	1,507,969
Welltower, Inc.	129,230	9,662,527

		11,170,496

Food Products — 0.2%
Conagra Brands, Inc.	502,185	19,133,248

Security	Shares	Value

Health Care Equipment & Supplies — 1.1%
Bioventus, Inc., Class A(a)	7,728	$137,404
Cooper Cos., Inc.	7,336	2,886,349
Danaher Corp.	147,833	37,865,945
Envista Holdings Corp.(a)	1,047,567	45,715,824
Ortho Clinical Diagnostics Holdings PLC(a)	67,152	1,379,973
Talis Biomedical Corp.(a)	5,082	49,499

		88,034,994

Health Care Providers & Services — 0.8%
Anthem, Inc.	2,711	1,079,574
Brookdale Senior Living, Inc.(a)	4,409,627	29,720,886
Cigna Corp.	104,738	27,111,431
Innovage Holding Corp.(a)	47,044	1,006,742
Privia Health Group, Inc.(a)	33,334	1,091,022
Signify Health, Inc., Class A(a)	41,282	1,044,435

		61,054,090

Hotels, Restaurants & Leisure — 0.4%
Airbnb, Inc., Class A(a)(b)	10,079	1,415,092
Caesars Entertainment, Inc.(a)	313,928	33,731,563

		35,146,655

Household Durables — 0.0%
Dream Finders Homes, Inc., Class A(a)(b)	17,576	558,390

Insurance — 0.0%
Root, Inc., Class A(a)	11,998	109,422

Interactive Media & Services — 0.0%
Bumble, Inc., Class A(a)	44,716	2,133,847

Internet & Direct Marketing Retail — 0.0%
ContextLogic, Inc., Class A(a)	32,074	254,668
DoorDash, Inc., Class A(a)	1,968	295,751

		550,419

IT Services — 0.0%
Affirm Holdings, Inc.(a)(b)	13,764	836,989
DigitalOcean Holdings, Inc.(a)	6,504	273,428

		1,110,417

Life Sciences Tools & Services — 1.1%
AbCellera Biologics, Inc.(a)(b)	25,461	683,119
Olink Holding AB, ADR(a)(b)	35,384	1,250,117
PPD, Inc.(a)	354,245	16,337,779
QIAGEN NV(a)	1,215,735	59,878,574
Seer, Inc.(a)	10,922	323,073
Sotera Health Co.(a)	245,873	5,925,539

		84,398,201

Machinery — 0.0%
Fortive Corp.	2,552	185,071

Media — 0.2%
Charter Communications, Inc., Class A(a)(b)	17,792	12,357,078

Metals & Mining — 0.4%
Arconic Corp.(a)	884,623	31,996,814

Oil, Gas & Consumable Fuels — 0.3%
Williams Cos., Inc.	1,019,367	26,850,127

Personal Products — 0.4%
Coty, Inc., Class A(a)	3,864,936	34,436,580

Pharmaceuticals — 0.6%
Atea Pharmaceuticals, Inc.(a)	14,632	298,785
Elanco Animal Health, Inc.(a)	1,252,573	45,067,577
Pfizer, Inc.	69,071	2,675,120

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) May 31, 2021	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Pharmaceuticals (continued)
Pharvaris NV(a)(b)		10,158	$208,239
Viatris, Inc.		8,570	130,607

			48,380,328

Real Estate Management & Development — 1.1%
Brookfield Property Partners LP		4,863,308	91,381,557

Software — 0.4%
Alkami Technology, Inc.(a)		22,954	763,680
C3.ai, Inc., Class A(a)(b)		36,827	2,272,594
Datto Holding Corp.(a)		57,980	1,561,981
DoubleVerify Holdings, Inc. (Acquired 11/18/20, cost $2,291,817)(a)(c)		133,158	4,716,445
DoubleVerify Holdings, Inc.(a)(b)		420,513	15,512,725
Olo, Inc., Class A(a)		47,510	1,608,213
ON24, Inc.(a)(b)		23,625	760,252
Qualtrics International, Inc., Class A(a)(b)		31,152	1,072,875
Tuya, Inc., ADR(a)		64,444	1,537,634
UiPath, Inc., Class A(a)(b)		4,282	341,789
VMware, Inc., Class A(a)(b)		18,090	2,856,230

			33,004,418

Specialty Retail — 0.0%
Auto1 Group SE(a)(d)		41,957	2,252,527
MYT Netherlands Parent BV, ADR(a)		23,271	733,037

			2,985,564

Tobacco — 0.0%
RLX Technology, Inc., ADR(a)(b)		198,914	2,249,717

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.(a)		80,939	11,448,822

Total Common Stocks — 11.4% (Cost: $570,272,053)			913,092,435

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.1%
TransDigm, Inc.
8.00%, 12/15/25(d)	USD	2,714	2,935,490
4.63%, 01/15/29(d)		3,670	3,624,125

			6,559,615

Airlines — 0.1%
American Airlines Group, Inc., 5.00%, 06/01/22(d)		4,000	3,990,000

Automobiles — 0.2%
Volkswagen Group of America Finance LLC, 4.00%, 11/12/21(d)		17,500	17,792,305

Capital Markets — 0.4%
Credit Suisse Group Guernsey VII Ltd., Series AR, 3.00%, 11/12/21(d)(e)(f)	CHF	23,600	29,917,563

Chemicals — 0.1%
Olin Corp., 9.50%, 06/01/25(d)	USD	7,129	8,855,644

Diversified Consumer Services — 0.0%
Sotheby’s, 7.38%, 10/15/27(d)		1,857	1,986,990

Electric Utilities — 0.0%
Energy Harbor Corp. Escrow, 0.01%, 01/06/34(a)(f)(g)		5,000	25,000

Security		Par (000)	Value

Entertainment — 0.1%
AMC Entertainment Holdings, Inc., (10.00% Cash or 12.00% PIK (5.00% Cash + 6.00% PIK), 12.00%, 06/15/26(d)(h)	USD	4,000	$3,940,000

Health Care Equipment & Supplies — 0.4%
Envista Holdings Corp., 2.38%, 06/01/25(d)(e)		12,333	26,624,480
Novocure Ltd., 0.00%, 11/01/25(d)(e)(i)		1,549	2,174,409

			28,798,889

Health Care Providers & Services — 0.4%
CHS/Community Health Systems, Inc., 5.63%, 03/15/27(d)		7,497	7,853,108
Endo Luxembourg Finance Co. I S.à r.l./Endo U.S., Inc., 6.13%, 04/01/29(d)		3,219	3,174,739
Guardant Health, Inc., 0.00%, 11/15/27(d)(e)(i)		3,059	3,408,873
Tenet Healthcare Corp., 4.25%, 06/01/29(d)		13,767	13,761,906

			28,198,626

Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment, Inc.
6.25%, 07/01/25(d)		9,793	10,321,039
8.13%, 07/01/27(d)		11,135	12,359,070
MGM Resorts International, 7.75%, 03/15/22		5,000	5,231,250

			27,911,359

Interactive Media & Services — 0.1%
Twitter, Inc., 0.00%, 03/15/26(d)(e)(i)		5,178	4,757,287

Internet & Direct Marketing Retail — 0.2%
Fiverr International Ltd., 0.00%, 11/01/25(d)(e)(i)		1,202	1,441,679
Spotify U.S.A., Inc., 0.00%, 03/15/26(d)(e)(i)		5,784	5,280,792
Wayfair, Inc., 0.63%, 10/01/25(d)(e)		8,595	9,051,609

			15,774,080

IT Services — 0.2%
Repay Holdings Corp., 0.00%, 02/01/26(d)(e)(i)		3,198	3,088,069
Shift4 Payments, Inc., 0.00%, 12/15/25(d)(e)(i)		2,448	3,304,922
Square, Inc., 0.25%, 11/01/27(d)(e)		6,053	6,805,842
Wix.com Ltd., 0.00%, 08/15/25(d)(e)(i)		1,204	1,204,752

			14,403,585

Leisure Products — 0.0%
Peloton Interactive, Inc., 0.00%, 02/15/26(d)(e)(i)		2,091	1,996,905

Machinery — 0.0%
Middleby Corp., 1.00%, 09/01/25(d)(e)		1,989	2,768,688

Media — 0.1%
Cengage Learning, Inc., 9.50%, 06/15/24(d)		4,500	4,578,750
Entercom Media Corp., 6.75%, 03/31/29(d)		6,808	6,918,630

			11,497,380

Metals & Mining — 0.1%
Allegheny Technologies, Inc., 3.50%, 06/15/25(d)(e)		4,240	7,417,456

Personal Products — 0.2%
Coty, Inc., 5.00%, 04/15/26(d)		16,418	16,649,986

Real Estate Management & Development — 0.1%
Redfin Corp., 0.00%, 10/15/25(d)(e)(i)		4,010	4,336,815

Semiconductors & Semiconductor Equipment — 0.0%
SolarEdge Technologies, Inc., 0.00%, 09/15/25(d)(e)(i)		3,037	3,670,215

Software — 0.3%
Bentley Systems, Inc., 0.13%, 01/15/26(d)(e)		3,616	4,064,384
Bill.com Holdings, Inc., 0.00%, 12/01/25(d)(e)(i)		6,091	7,236,870
Box, Inc., 0.00%, 01/15/26(d)(e)(i)		2,399	2,707,991

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Dropbox, Inc., 0.00%, 03/01/26(d)(e)(i)	USD	1,912	$1,946,416
RingCentral, Inc., 0.00%, 03/15/26(d)(e)(i)		10,016	9,809,420

			25,765,081

Specialty Retail — 0.2%
Staples, Inc.
7.50%, 04/15/26(d)		4,694	4,868,617
10.75%, 04/15/27(d)		9,811	10,044,011

			14,912,628

Wireless Telecommunication Services — 0.3%
Sprint Corp., 7.25%, 09/15/21		5,000	5,077,150
T-Mobile U.S.A., Inc., 2.63%, 04/15/26		20,320	20,681,493

			25,758,643

Total Corporate Bonds — 3.9% (Cost: $273,074,238)			307,684,740

Floating Rate Loan Interests

Commercial Services & Supplies — 0.1%
Watts Guerra LLP, Tranche 1, (0.00% Floor), 8.00%, 10/07/23(f)		5,000	5,000,000

Entertainment — 0.0%
AMC Entertainment Holdings, Inc. (FKAAMC Entertainment, Inc.), Term B-1 Loan, (1 mo. LIBOR US + 3.00%, 0.00% Floor), 3.11%, 04/22/26(j)		4,241	3,898,236

Health Care Technology — 0.2%
athenahealth, Inc.
Term B-1 Loan (First Lien), (12 mo. LIBOR US + 4.25%, 0.00% Floor), 4.35%, 02/11/26(j)		34	34,115
Term B-1 Loan (First Lien), (3 mo. LIBOR US + 4.25%, 0.00% Floor), 4.41%, 02/11/26(j)		13,575	13,611,916

			13,646,031

Leisure Products — 0.0%
NorthPole Newco S.à r.l., Tranche B-1 Term Loan, (3 mo. LIBOR US + 7.00%, 0.00% Floor), 7.20%, 03/18/25(f)(j)		4,115	3,539,115

Software — 0.2%
Blackboard, Inc., Term B-5 Loan (First Lien), (3 mo. LIBOR US + 6.00%, 1.00% Floor), 7.00%, 06/30/24(j)		14,775	14,753,428

Specialty Retail — 0.1%
Torrid LLC, Cov-Lite Term Loan B, 05/19/28(f)(k)		10,000	9,925,000

Total Floating Rate Loan Interests — 0.6% (Cost: $49,049,162)			50,761,810

		Shares

Investment Companies

Equity Funds — 0.1%
Altaba, Inc. Escrow		445,570	6,460,765

Fixed-Income Funds — 0.5%
iShares iBoxx High Yield Corporate Bond ETF(b)(l)		440,927	38,440,016

Total Investment Companies — 0.6% (Cost: $38,303,600)			44,900,781

Security		Shares	Value

Preferred Securities

Preferred Stocks — 1.0%

Health Care Equipment & Supplies — 0.3%
Danaher Corp., Series B, 5.00%(e)		16,721	$23,995,136

Pharmaceuticals — 0.1%
Elanco Animal Health, Inc., 5.00%(e)		155,400	8,414,910

Software — 0.0%
DataRobot, Inc., Series F (Acquired 10/27/20, cost $2,186,006)(a)(c)(f)		166,337	2,310,421

Trading Companies & Distributors — 0.4%
WESCO International, Inc., Series A, 10.63%(j)(m)		878,931	27,633,591

Wireless Telecommunication Services — 0.2%
2020 Cash Mandatory Exchangeable Trust, 5.25%(d)(e)		12,256	15,111,403

Total Preferred Securities — 1.0% (Cost: $62,004,945)			77,465,461

Rights

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., CVR(a)(f)		361,183	4

Total Rights — 0.0% (Cost: $1,255,877)			4

Total Long-Term Investments — 17.5% (Cost: $993,959,875)			1,393,905,231

Short-Term Securities

Money Market Funds — 82.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(l)(n)		6,558,253,060	6,558,253,060
SL Liquidity Series, LLC, Money Market Series, 0.12%(l)(n)(o)		45,927,519	45,941,297

			6,604,194,357

Security		Par (000)

Time Deposits — 0.0%

Canada — 0.0%
Brown Brothers Harriman & Co., 0.02%, 06/01/21	CAD	2	1,350

United Kingdom — 0.0%
Citibank, London, 0.01%, 06/01/21	GBP	1	2,071

United States — 0.0%
BNP Paribas S.A., 0.07%, 06/01/21	USD	420	420,459

			423,880

Total Short-Term Securities — 82.6% (Cost: $6,604,616,892)			6,604,618,237

Total Investments — 100.1% (Cost: $7,598,576,767)			7,998,523,468
Liabilities in Excess of Other Assets — (0.1)%			(5,162,133)

Net Assets — 100.0%			$7,993,361,335

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $7,026,866, representing 0.1% of its net assets as of period end, and an original cost of $4,477,823.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) May 31, 2021	BlackRock Event Driven Equity Fund

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Convertible security.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Zero-coupon bond.
(j)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Affiliate of the Fund.
(m)	Perpetual security with no stated maturity date.
(n)	Annualized 7-day yield as of period end.
(o)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,284,012,733	$2,274,240,327	(a)	$ —	$—	$—	$6,558,253,060	6,558,253,060	$2,048,573		$—
iShares iBoxx High Yield Corporate Bond ETF	36,341,203	—		—	—	2,098,813	38,440,016	440,927	1,752,585		—
SL Liquidity Series, LLC, Money Market Series	6,658,975	39,298,233	(a)	—	(13,587)	(2,324)	45,941,297	45,927,519	706,347	(b)	—

					$(13,587)	$2,096,489	$6,642,634,373		$4,507,505		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
NASDAQ 100 E-Mini Index	26	06/18/21	$7,117	$(443,359)
S&P 500 E-Mini Index	189	06/18/21	39,712	(2,598,725)

				$(3,042,084)

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Event Driven Equity Fund

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.36.V1	5.00%	Quarterly	06/20/26	USD	50,000	$(5,349,908)	$(4,735,697)	$(614,211)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity
Securities
Long/Short	Monthly	Barclays Bank PLC(a)	11/02/21	$478,943,683	$(479,406	)(b)	$478,539,889	11.1%
	Monthly	Citibank N.A(c)	02/24/23	258,917,816	16,219,289	(d)	277,282,279	10.3
	Monthly	Citibank N.A(e)	02/24/23	(172,184,636)	(83,047,891	)(f)	(251,175,979)	2.5
	Monthly	Credit Suisse International(g)	12/01/21–02/15/23	155,765,827	(1,841,827	)(h)	154,394,120	6.6
	Monthly	Credit Suisse International(i)	02/08/23	(26,841,842)	(1,308,255	)(j)	(28,148,375)	0.3
	Monthly	Goldman Sachs Bank USA(k)	08/31/21	(2,913)	(1,505	) (l)	(4,239)	0.0
	Monthly	Goldman Sachs Bank USA(m)	02/27/23	640,528,108	21,341,357	(n)	664,243,745	28.1
	Monthly	JPMorgan Chase Bank N.A.(o)	05/11/22–06/30/22	119,101,984	18,073,446	(p)	140,988,862	25.8
	Monthly	JPMorgan Chase Bank N.A.(q)	05/11/22	51,566,499	1,301,790	(r)	52,111,224	0.6
	Monthly	Morgan Stanley & Co. International PLC(s)	07/06/21–07/06/23	(95,275,315)	(10,067,331	)(t)	(103,654,499)	3.5
	Monthly	Morgan Stanley & Co. International PLC(u)	05/18/23–05/19/23	(2,476,519)	(4,309,501)		(6,786,020)	0.0
	Monthly	Morgan Stanley & Co. International PLC(v)	03/25/24–05/05/26	333,379,174	14,863,252	(w)	348,081,122	5.4
	Monthly	UBS AG(x)	03/01/23–04/20/26	156,867,399	2,558,103	(y)	159,540,310	4.8

					$(26,698,479)		$1,885,412,439

(b)	Amount includes $(75,612) of net dividends and financing fees.
(d)	Amount includes $(2,145,174) of net dividends and financing fees.
(f)	Amount includes $(4,056,548) of net dividends and financing fees.
(h)	Amount includes $(470,120) of net dividends and financing fees.
(j)	Amount includes $(1,722) of net dividends and financing fees.
(l)	Amount includes $(179) of net dividends and financing fees.
(n)	Amount includes $(2,374,280) of net dividends and financing fees.
(p)	Amount includes $(3,813,432) of net dividends and financing fees.
(r)	Amount includes $757,065 of net dividends and financing fees.
(t)	Amount includes $(1,688,147) of net dividends and financing fees.
(w)	Amount includes $161,304 of net dividends and financing fees.
(y)	Amount includes $(114,808) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(a)	(c)	(e)
Range:	20-45 basis points	17-40 basis points	18-95 basis points
Benchmarks:	Intercontinental Exchange Libor:	Euro Interbank Offered Rate:	Intercontinental Exchange LIBOR:
	USD 1 Month	EUR 1 Week	USD 1 Month
	Euro Interbank Offered Rate:	Intercontinental Exchange LIBOR:
	EUR 1 Month	USD 1 Month
	USD Overnight Bank Funding Rate	USD 1 Week
Sterling LIBOR:
GBP 1 Week

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) May 31, 2021	BlackRock Event Driven Equity Fund

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

Range:	(g)	(i)	(k)
	20-30 basis points	20 basis points	20 basis points
Benchmarks:	Intercontinental Exchange LIBOR:	USD Overnight Bank Funding Rate	U.S. Overnight Federal Funds Effective Rate
EUR 1 Month
USD 1 Month
Sterling LIBOR:
GBP 1 Month
USD Overnight Bank Funding Rate

	(m)	(o)	(q)
Range: Benchmarks:	20-90 basis points	18-28 basis points	18 basis points
	Euro OverNight Index Average	Intercontinental Exchange LIBOR:	USD Overnight Bank Funding Rate
	Intercontinental Exchange LIBOR:	CHF 1 Day
	CHF 1 Day	USD Overnight Bank Funding Rate
Sterling Overnight Index Average:
GBP 1 Day
U.S. Overnight Federal Funds Effective Rate

	(s)	(u)	(v)
Range: Benchmarks:	15-81 basis points	15 basis points	15-20 basis points
	U.S. Overnight Federal Funds Effective Rate	U.S. Overnight Federal Funds Effective Rate	Bank of Canada Overnight Rate Target
U.S. Overnight Federal Funds Effective Rate

(x)
Range: Benchmark:	18-25 basis points
Intercontinental Exchange LIBOR:
JPY 1 Day
USD Overnight Bank Funding Rate

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date November 2, 2021:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Insurance
Willis Towers Watson PLC	641,061	$167,547,703	35.0%

Life Sciences Tools & Services
PPD, Inc.	2,427,517	111,957,084	23.4
PRA Health Sciences, Inc.	318,998	54,523,138	11.4

		166,480,222

Multi-Utilities
Suez SA	2,609,320	63,688,794	13.3

Professional Services
CoreLogic, Inc.	238,394	18,952,323	4.0

Semiconductors & Semiconductor Equipment
Dialog Semiconductor PLC	138,796	11,071,162	2.3

Software
Nuance Communications, Inc.	3,190,291	168,766,394	35.3

	Shares	Value	% of Basket Value

Software
Proofpoint, Inc.	421,842	$72,898,516	15.2%
Talend SA, ADR	161,768	10,510,067	2.2

		252,174,977

Transportation Infrastructure
Signature Aviation PLC	623,677	3,488,575	0.7

Total Reference Entity — Long		683,403,756

Reference Entity — Short

Common Stocks

Insurance
Aon PLC, Class A	692,347	(175,419,960)	(36.7)

Life Sciences Tools & Services
ICON PLC	131,587	(29,443,907)	(6.1)

Total Reference Entity — Short		(204,863,867)

Net Value of Reference Entity — Barclays Bank PLC		$478,539,889

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Event Driven Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A. as of period end, termination date February 24, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Biotechnology
Alexion Pharmaceuticals, Inc.	1,968,533	$347,544,501	125.3%

Insurance
RSA Insurance Group Ltd.	13,360,049	129,796,029	46.8

Internet & Direct Marketing Retail
Grubhub, Inc.	55,846	3,356,903	1.2

Life Sciences Tools & Services
PRA Health Sciences, Inc.	362,136	61,896,285	22.3

Multi-Utilities
Suez SA	392,521	9,580,730	3.5

Semiconductors & Semiconductor Equipment
Maxim Integrated Products, Inc.	400,943	40,900,196	14.8

Total Reference Entity — Long		593,074,644

Reference Entity — Short

Common Stocks

Internet & Direct Marketing Retail
Just Eat Takeaway.com NV	37,472	(3,401,887)	(1.2)

Life Sciences Tools & Services
ICON PLC	149,381	(33,425,493)	(12.1)

Pharmaceuticals
AstraZeneca PLC, ADR	4,181,575	(237,388,013)	(85.6)

Semiconductors & Semiconductor Equipment
Analog Devices, Inc.	252,594	(41,576,972)	(15.0)

Total Reference Entity — Short		(315,792,365)

Net Value of Reference Entity — Citibank N.A.		$277,282,279

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A. as of period end, termination date February 24, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Howmet Aerospace, Inc.	51,939	$1,842,796	(0.7)%

	Shares	Value	% of Basket Value

Health Care Providers & Services
Anthem, Inc.	49,296	$19,630,653	(7.8)%
Cigna Corp.	2,102	544,103	(0.2)

		20,174,756

Metals & Mining
Arconic Corp.	12,984	469,631	(0.2)

Oil, Gas & Consumable Fuels
Williams Cos., Inc.	127,180	3,349,921	(1.4)

Total Reference Entity — Long		25,837,104

Reference Entity — Short

Common Stocks

Banks
Bank of America Corp.	2,041	(86,518)	0.1
JPMorgan Chase & Co.	524	(86,062)	0.0

		(172,580)

Chemicals
Air Products and Chemicals, Inc.	22	(6,593)	0.0
Albemarle Corp.	37	(6,182)	0.0
Eastman Chemical Co.	33	(4,138)	0.0
Ecolab, Inc.	25	(5,377)	0.0
FMC Corp.	45	(5,251)	0.0
Livent Corp.	42	(819)	0.0
LyondellBasell Industries NV, Class A	33	(3,717)	0.0
Mosaic Co.	141	(5,096)	0.0
PPG Industries, Inc.	31	(5,571)	0.0

		(42,744)

Construction Materials
Martin Marietta Materials, Inc.	17	(6,182)	0.0
Vulcan Materials Co.	30	(5,500)	0.0

		(11,682)

Containers & Packaging
Avery Dennison Corp.	33	(7,277)	0.0
Ball Corp.	87	(7,148)	0.0
International Paper Co.	65	(4,102)	0.0
Sealed Air Corp.	81	(4,606)	0.0
Westrock Co.	54	(3,149)	0.0

		(26,282)

Health Care Equipment & Supplies
Becton Dickinson and Co.	6,522	(1,577,607)	0.7
Hologic, Inc.	24,939	(1,572,653)	0.6

		(3,150,260)

Health Care Providers & Services
UnitedHealth Group, Inc.	6,679	(2,751,214)	1.1

Life Sciences Tools & Services
Agilent Technologies, Inc.	17,481	(2,414,651)	1.0
Bio-Rad Laboratories, Inc., Class A	3,385	(2,039,022)	0.8
Bruker Corp.	38,367	(2,664,204)	1.0
Illumina, Inc.	4,854	(1,968,977)	0.8
Mettler-Toledo International, Inc.	4,976	(6,473,527)	2.6
PerkinElmer, Inc.	14,252	(2,067,538)	0.8
Thermo Fisher Scientific, Inc.	4,104	(1,926,828)	0.8

		(19,554,747)

Metals & Mining
Freeport-McMoRan, Inc.	198	(8,458)	0.0

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) May 31, 2021	BlackRock Event Driven Equity Fund

	Shares	Value	% of Basket Value

Metals & Mining
Newmont Corp.	87	$(6,393)	0.0%
Nucor Corp.	57	(5,845)	0.0

		(20,696)

Oil, Gas & Consumable Fuels
Enbridge, Inc.	38,144	(1,467,781)	0.6
Kinder Morgan, Inc.	111,406	(2,043,186)	0.8

		(3,510,967)

Pharmaceuticals
Johnson & Johnson	3,597	(608,792)	0.2
Merck & Co., Inc.	6,642	(504,061)	0.2

		(1,112,853)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	45,916	(3,676,953)	1.5
Analog Devices, Inc.	15,239	(2,508,340)	1.0
Applied Materials, Inc.	35,694	(4,930,412)	1.9
ASML Holding NV, NY Shares	5,834	(3,940,692)	1.6
KLA Corp.	12,561	(3,980,455)	1.6
Lam Research Corp.	10,041	(6,525,144)	2.6
Maxim Integrated Products, Inc.	27,183	(2,772,938)	1.1
Microchip Technology, Inc.	17,348	(2,722,769)	1.1
Micron Technology, Inc.	34,649	(2,915,367)	1.1
MKS Instruments, Inc.	5,271	(992,160)	0.4
Monolithic Power Systems, Inc.	2,809	(963,824)	0.4
ON Semiconductor Corp.	27,332	(1,094,373)	0.4
Qorvo, Inc.	10,449	(1,909,241)	0.7
Skyworks Solutions, Inc.	14,524	(2,469,080)	1.0
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	36,838	(4,323,308)	1.7
Teradyne, Inc.	14,844	(1,964,603)	0.8
Texas Instruments, Inc.	14,193	(2,694,115)	1.1
Xilinx, Inc.	13,307	(1,689,989)	0.7

		(52,073,763)

Investment Companies

Equity Funds
Alerian MLP ETF	440,314	(15,120,383)	6.0
Energy Select Sector SPDR Fund	2,200	(114,862)	0.1
Industrial Select Sector SPDR Fund	997,651	(104,873,073)	41.8
iShares U.S. Real Estate ETF	353	(35,367)	0.0
SPDR S&P 500 ETF Trust	177,082	(74,381,523)	29.6
SPDR S&P Regional Banking ETF	850	(60,087)	0.0

		(194,585,295)

Total Reference Entity — Short		(277,013,083)

Net Value of Reference Entity — Citibank N.A.		$(251,175,979)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Credit Suisse International as of period end, termination dates December 1, 2021 to February 15, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Insurance
RSA Insurance Group Ltd.	9,372,771	$91,058,683	59.0%

Internet & Direct Marketing Retail
Grubhub, Inc.	1,469,613	88,338,437	57.2

Multi-Utilities
Suez SA	3,579,758	87,375,435	56.6

Road & Rail
Kansas City Southern	109,724	32,662,640	21.1

Semiconductors & Semiconductor Equipment
Maxim Integrated Products, Inc.	392,872	40,076,873	26.0

Total Reference Entity — Long		339,512,068

Reference Entity — Short

Common Stocks

Capital Markets
Brookfield Asset Management, Inc., Class A	812,659	(40,909,254)	(26.5)

Internet & Direct Marketing Retail
Just Eat Takeaway.com NV	986,110	(89,523,767)	(58.0)

Road & Rail
Canadian National Railway Co.	123,878	(13,944,946)	(9.0)

Semiconductors & Semiconductor Equipment
Analog Devices, Inc.	247,509	(40,739,981)	(26.4)

Total Reference Entity — Short		(185,117,948)

Net Value of Reference Entity — Credit Suisse International		$ 154,394,120

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Credit Suisse International as of period end, termination date February 8, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Entertainment
Spotify Technology SA	4,045	$(977,151)	3.5%

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Event Driven Equity Fund

	Shares	Value	% of Basket Value

Health Care Equipment & Supplies
Novocure Ltd.	7,246	$(1,478,184)	5.2%

Health Care Providers & Services
Guardant Health, Inc.	15,885	(1,971,646)	7.0

Interactive Media & Services
Twitter, Inc.	13,457	(780,506)	2.8

Internet & Direct Marketing Retail
Fiverr International Ltd.	3,943	(809,537)	2.9
Wayfair, Inc., Class A	12,961	(3,973,065)	14.1

		(4,782,602)

IT Services
Repay Holdings Corp.	51,398	(1,167,249)	4.2
Square, Inc., Class A	12,183	(2,710,961)	9.6
Wix.com Ltd.	1,425	(370,300)	1.3

		(4,248,510)

Leisure Products
Peloton Interactive, Inc., Class A	4,248	(468,597)	1.7

Real Estate Management & Development
Redfin Corp.	36,390	(2,148,102)	7.6

Software
Bentley Systems, Inc., Class B	37,099	(2,127,999)	7.6
Bill.com Holdings, Inc.	26,811	(3,992,694)	14.2
Box, Inc., Class A	59,799	(1,393,915)	4.9
Dropbox, Inc., Class A	29,796	(814,920)	2.9
RingCentral, Inc., Class A	11,291	(2,963,549)	10.5

		(11,293,077)

Total Reference Entity — Short		(28,148,375)

Net Value of Reference Entity — Credit Suisse International		$(28,148,375)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 31, 2021:

	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Banks
Bank of America Corp.	100	$(4,239)	100.0%

Net Value of Reference Entity — Goldman Sachs Bank USA		$(4,239)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date February 27, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Aerojet Rocketdyne Holdings, Inc.	351,139	$17,012,685	2.6%

Biotechnology
Alexion Pharmaceuticals, Inc.	638,120	112,660,086	16.9

Health Care Technology
Change Healthcare, Inc.	4,561,129	106,912,864	16.1

Insurance
RSA Insurance Group Ltd.	1,241,871	12,065,070	1.8

Internet & Direct Marketing Retail
Grubhub, Inc.	1,142,697	68,687,517	10.3

Life Sciences Tools & Services
PPD, Inc.	2,260,917	104,273,492	15.7

Metals & Mining
BHP Group PLC, ADR	703,444	42,734,223	6.4

Multi-Utilities
Suez SA	2,403,922	58,675,400	8.8

Professional Services
CoreLogic, Inc.	47,282	3,758,919	0.6
IHS Markit Ltd.	1,740,746	183,317,961	27.6

		187,076,880

Real Estate Management & Development
Deutsche Wohnen SE	2,246,553	143,405,913	21.6

Semiconductors & Semiconductor Equipment
Maxim Integrated Products, Inc.	1,615,352	164,782,057	24.8
Xilinx, Inc.	1,488,313	189,015,751	28.5

		353,797,808

Software
Nuance Communications, Inc.	2,184,454	115,557,617	17.4
Slack Technologies, Inc., Class A	4,308,461	189,744,622	28.6

		305,302,239

Transportation Infrastructure
Signature Aviation PLC	741,417	4,147,160	0.6

Total Reference Entity — Long		1,516,751,337

Reference Entity — Short

Common Stocks

Capital Markets
Credit Suisse Group AG, Registered Shares	1,266,671	(13,806,896)	(2.1)
S&P Global, Inc.	494,047	(187,476,015)	(28.2)

		(201,282,911)

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) May 31, 2021	BlackRock Event Driven Equity Fund

	Shares	Value	% of Basket Value

Internet & Direct Marketing Retail
Just Eat Takeaway.com NV	766,749	$(69,609,129)	(10.5)%

Metals & Mining
BHP Group Ltd., ADR	703,444	(52,132,235)	(7.8)

Pharmaceuticals
AstraZeneca PLC, ADR	1,355,557	(76,954,971)	(11.6)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	2,564,959	(205,401,917)	(30.9)
Analog Devices, Inc.	1,017,671	(167,508,646)	(25.2)

		(372,910,563)

Software
salesforce.com, Inc.	334,388	(79,617,783)	(12.0)

Total Reference Entity — Short		(852,507,592)

Net Value of Reference Entity — Goldman Sachs Bank USA		$664,243,745

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination dates May 11, 2022 to June 30, 2022:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
TCF Financial Corp.	93,309	$4,432,178	3.1%

Health Care Technology
Change Healthcare, Inc.	3,992,735	93,589,709	66.4

Insurance
Willis Towers Watson PLC	536,126	140,121,891	99.4

Professional Services
CoreLogic, Inc.	456,046	36,255,657	25.7
IHS Markit Ltd.	2,928,743	308,425,925	218.8

		344,681,582

Road & Rail
Kansas City Southern	351,916	104,758,355	74.3

Semiconductors & Semiconductor Equipment
Maxim Integrated Products, Inc.	2,730,733	278,562,073	197.6
Xilinx, Inc.	1,358,898	172,580,046	122.4

		451,142,119

Total Reference Entity — Long		1,138,725,834

Reference Entity — Short

Common Stocks

Banks
Huntington Bancshares, Inc.	280,218	(4,444,257)	(3.2)

	Shares	Value	% of Basket Value

Capital Markets
Credit Suisse Group AG, Registered Shares	1,445,468	$(15,755,809)	(11.2)%
S&P Global, Inc.	831,177	(315,406,736)	(223.7)

		(331,162,545)

Insurance
Aon PLC, Class A	578,961	(146,691,349)	(104.0)

Road & Rail
Canadian National Railway Co.	397,314	(44,725,637)	(31.7)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	2,341,926	(187,541,434)	(133.0)
Analog Devices, Inc.	1,720,363	(283,171,750)	(200.9)

		(470,713,184)

Total Reference Entity — Short		(997,736,972)

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$140,988,862

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date May 11, 2022:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Semiconductors & Semiconductor Equipment
NXP Semiconductors NV	246,482	$52,111,224	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$52,111,224

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination dates July 6, 2021 to July 6, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Raytheon Technologies Corp.	121,506	$10,778,797	(10.4)%
TransDigm Group, Inc.	58,944	38,245,225	(36.9)

		49,024,022

Building Products
Carrier Global Corp.	287,139	13,188,294	(12.7)

Chemicals
Corteva, Inc.	746,539	33,967,525	(32.8)

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Event Driven Equity Fund

	Shares	Value	% of Basket Value

Chemicals
Dow, Inc.	100,845	$6,899,815	(6.7)%
DuPont de Nemours, Inc.	318,104	26,908,417	(26.0)
International Flavors & Fragrances, Inc.	124,044	17,573,313	(16.9)

		85,349,070

Health Care Providers & Services
Anthem, Inc.	24,675	9,826,079	(9.5)
Cigna Corp.	2,022	523,395	(0.5)
Humana, Inc.	39,619	17,341,236	(16.7)

		27,690,710

Machinery
Otis Worldwide Corp.	93,746	7,343,124	(7.1)

Total Reference Entity — Long		182,595,220

Reference Entity — Short

Common Stocks

Banks
Bank of America Corp.	4,300	(182,277)	0.2
Citigroup, Inc.	2,521	(198,428)	0.2
JPMorgan Chase & Co.	1,148	(188,547)	0.2

		(569,252)

Chemicals
Air Products and Chemicals, Inc.	11,686	(3,501,827)	3.4
Albemarle Corp.	32,843	(5,487,408)	5.3
Eastman Chemical Co.	35,714	(4,478,536)	4.3
Ecolab, Inc.	14,295	(3,074,569)	3.0
FMC Corp.	24,308	(2,836,501)	2.7
Livent Corp.	1,851	(36,113)	0.0
LyondellBasell Industries NV, Class A	43,628	(4,913,385)	4.8
Mosaic Co.	170,327	(6,155,618)	5.9
PPG Industries, Inc.	27,066	(4,864,301)	4.7

		(35,348,258)

Commercial Services & Supplies
Republic Services, Inc.	90,327	(9,861,902)	9.5
Waste Management, Inc.	71,795	(10,100,120)	9.8

		(19,962,022)

Construction Materials
Martin Marietta Materials, Inc.	11,187	(4,068,152)	3.9
Vulcan Materials Co.	19,299	(3,537,893)	3.4

		(7,606,045)

Containers & Packaging
Avery Dennison Corp.	19,864	(4,380,608)	4.2
Ball Corp.	33,280	(2,734,285)	2.7
International Paper Co.	61,205	(3,862,036)	3.7
Sealed Air Corp.	70,747	(4,022,674)	3.9
Westrock Co.	70,992	(4,140,253)	4.0

		(19,139,856)

Health Care Providers & Services
UnitedHealth Group, Inc.	776	(319,650)	0.3

IT Services
Shift4 Payments, Inc., Class A	23,909	(2,230,471)	2.2

Machinery
Middleby Corp.	12,711	(2,088,163)	2.0

Metals & Mining
Freeport-McMoRan, Inc.	245,299	(10,479,173)	10.1

	Shares	Value	% of Basket Value

Metals & Mining
Newmont Corp.	40,001	$(2,939,274)	2.8%
Nucor Corp.	61,650	(6,321,591)	6.1

		(19,740,038)

Semiconductors & Semiconductor Equipment
SolarEdge Technologies, Inc.	7,640	(1,971,196)	1.9

Investment Companies

Equity Funds
Industrial Select Sector SPDR Fund	525,025	(55,190,628)	53.2
iShares Russell 2000 ETF	59,241	(13,358,846)	12.9
iShares U.S. Real Estate ETF	35,167	(3,523,382)	3.4
Materials Select Sector SPDR Fund	214,440	(18,712,034)	18.1
SPDR S&P 500 ETF Trust	194,982	(81,900,239)	79.0
SPDR S&P Regional Banking ETF	1,922	(135,866)	0.1
VanEck Vectors Semiconductor ETF	17,873	(4,453,773)	4.3

		(177,274,768)

Total Reference Entity — Short		(286,249,719)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$(103,654,499)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination dates May 18, 2023 to May 19, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Health Care Equipment & Supplies
Envista Holdings Corp.	155,500	$(6,786,020)	100.0%

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$(6,786,020)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination dates March 25, 2024 to May 5, 2026:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Media
Shaw Communications, Inc., Class B	2,000,422	$59,295,680	17.0%

Road & Rail
Kansas City Southern	409,310	121,843,401	35.0%

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2021	BlackRock Event Driven Equity Fund

	Shares	Value	% of Basket Value

Software
Nuance Communications, Inc.	2,367,785	$125,255,826	36.0%
Proofpoint, Inc.	542,249	93,706,050	26.9%

		218,961,876

Reference Entity — Short

Common Stocks

Road & Rail
Canadian National Railway Co.	462,111	(52,019,835)	(14.9)%

Total Reference Entity — Short		(52,019,835)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$348,081,122

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with UBS AG as of period end, termination dates March 1, 2023 to April 20, 2026:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Health Care Equipment & Supplies
Cantel Medical Corp.	131,193	$10,669,927	6.7%

	Shares	Value	% of Basket Value

Industrial Conglomerates
Toshiba Corp.	113,212	$4,766,437	3.0%

Software
Slack Technologies, Inc., Class A	5,968,049	262,832,878	164.7

Total Reference Entity — Long		278,269,242

Reference Entity — Short

Common Stocks

Health Care Equipment & Supplies
STERIS PLC	44,326	(8,460,060)	(5.3)

Software
salesforce.com, Inc.	463,120	(110,268,872)	(69.1)

Total Reference Entity — Short		(118,728,932)

Net Value of Reference Entity — UBS AG		$159,540,310

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$—	$(4,735,697)	$—	$(614,211)
OTC Swaps	—	—	74,357,237	(101,055,716)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Event Driven Equity Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$74,357,237	$—	$—	$—	$74,357,237

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$3,042,084	$—	$—	$—	$3,042,084
Swaps — centrally cleared
Unrealized depreciation(a)	—	614,211	—	—	—	—	614,211
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	101,055,716	—	—	—	101,055,716

	$—	$614,211	$104,097,800	$—	$—	$—	$104,712,011

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended May 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$18,186,077	$—	$—	$—	$18,186,077
Swaps	—	24,413,483	176,861,753	—	—	—	201,275,236

	$—	$24,413,483	$195,047,830	$—	$—	$—	$219,461,313

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(20,077,691)	$—	$—	$—	$(20,077,691)
Swaps	—	(10,556,967)	(35,252,531)	—	—	—	(45,809,498)

	$—	$(10,556,967)	$(55,330,222)	$—	$—	$—	$(65,887,189)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$30,009,700
Credit default swaps
Average notional value — buy protection	$12,500,000
Average notional value — sell protection	$69,962,500
Total return swaps
Average notional amount	$1,163,020,502

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2021	BlackRock Event Driven Equity Fund

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$—	$43,050
Swaps — centrally cleared	—	84,004
Swaps — OTC(a)	74,357,237	101,055,716

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$74,357,237	$101,182,770

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(127,054)

Total derivative assets and liabilities subject to an MNA	$74,357,237	$101,055,716

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)

Citibank N.A	$16,219,289	$(16,219,289)	$—	$—	$—
Goldman Sachs Bank USA	21,341,357	(1,505)	—	(13,840,000)	7,499,852
JPMorgan Chase Bank N.A	19,375,236	—	—	(19,375,236)	—
Morgan Stanley & Co. International PLC	14,863,252	(14,376,832)	—	(486,420)	—
UBS AG	2,558,103	—	—	—	2,558,103

	$74,357,237	$(30,597,626)	$—	$(33,701,656)	$10,057,955

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged(d)	Net Amount of Derivative Liabilities(e)

Barclays Bank PLC	$479,406	$—	$—	$—	$479,406
Citibank N.A	83,047,891	(16,219,289)	—	(66,828,602)	—
Credit Suisse International	3,150,082	—	—	(3,150,082)	—
Goldman Sachs Bank USA	1,505	(1,505)	—	—	—
Morgan Stanley & Co. International PLC	14,376,832	(14,376,832)	—	—	—

	$101,055,716	$(30,597,626)	$—	$(69,978,684)	$479,406

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$102,894,696	$ —	$ —	$102,894,696

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Event Driven Equity Fund

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Banks	$1,802,229	$—	$—	$1,802,229
Biotechnology	4,824,335	—	—	4,824,335
Capital Markets	24,547,319	—	—	24,547,319
Chemicals	88,815,380	2,902,405	—	91,717,785
Commercial Services & Supplies	39,276,696	—	—	39,276,696
Consumer Finance	5,758,387	—	—	5,758,387
Diversified Consumer Services	708,472	—	—	708,472
Diversified Telecommunication Services	6,902,659	—	—	6,902,659
Electric Utilities	1,730,251	—	—	1,730,251
Electrical Equipment	1,936,250	13,168,229	—	15,104,479
Electronic Equipment, Instruments & Components	14,421,670	—	—	14,421,670
Entertainment	4,727,202	—	—	4,727,202
Equity Real Estate Investment Trusts (REITs)	11,170,496	—	—	11,170,496
Food Products	19,133,248	—	—	19,133,248
Health Care Equipment & Supplies	88,034,994	—	—	88,034,994
Health Care Providers & Services	61,054,090	—	—	61,054,090
Hotels, Restaurants & Leisure	35,146,655	—	—	35,146,655
Household Durables	558,390	—	—	558,390
Insurance	109,422	—	—	109,422
Interactive Media & Services	2,133,847	—	—	2,133,847
Internet & Direct Marketing Retail	550,419	—	—	550,419
IT Services	1,110,417	—	—	1,110,417
Life Sciences Tools & Services	24,519,627	59,878,574	—	84,398,201
Machinery	185,071	—	—	185,071
Media	12,357,078	—	—	12,357,078
Metals & Mining	31,996,814	—	—	31,996,814
Oil, Gas & Consumable Fuels	26,850,127	—	—	26,850,127
Personal Products	34,436,580	—	—	34,436,580
Pharmaceuticals	48,380,328	—	—	48,380,328
Real Estate Management & Development	91,381,557	—	—	91,381,557
Software	28,287,973	4,716,445	—	33,004,418
Specialty Retail	2,985,564	—	—	2,985,564
Tobacco	2,249,717	—	—	2,249,717
Wireless Telecommunication Services	11,448,822	—	—	11,448,822
Corporate Bonds	—	277,742,177	29,942,563	307,684,740
Floating Rate Loan Interests	—	32,297,695	18,464,115	50,761,810
Investment Companies	44,900,781	—	—	44,900,781
Preferred Securities	75,155,040	—	2,310,421	77,465,461
Rights	—	—	4	4
Short-Term Securities
Money Market Funds	6,558,253,060	—	—	6,558,253,060
Time Deposits	—	423,880	—	423,880

	$7,510,735,663	$391,129,405	$50,717,103	7,952,582,171

Investments valued at NAV(a)				45,941,297

				$7,998,523,468

Derivative Financial Instruments(b)
Assets
Equity Contracts	$—	$74,357,237	$—	$74,357,237
Liabilities
Credit Contracts	—	(614,211)	—	(614,211)
Equity Contracts	(3,042,084)	(101,055,716)	—	(104,097,800)

	$(3,042,084)	$(27,312,690)	$—	$(30,354,774)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Statement of Assets and Liabilities

May 31, 2021

BlackRock Event Driven Equity Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$1,355,889,095
Investments at value — affiliated(c)	6,642,634,373
Cash pledged:
Collateral — OTC derivatives	79,110,000
Futures contracts	2,772,000
Centrally cleared swaps	2,781,000
Foreign currency, at value(d)	3,288
Receivables:
Investments sold	36,342,739
Securities lending income — affiliated	54,226
Swaps	219,357,575
Capital shares sold	28,392,630
Dividends — affiliated	62,756
Dividends — unaffiliated	445,899
Interest — unaffiliated	4,311,801
Unrealized appreciation on OTC swaps	74,357,237
Prepaid expenses	183,845

Total assets	8,446,698,464

LIABILITIES
Bank overdraft	2,120
Cash received as collateral for OTC derivatives	46,660,000
Collateral on securities loaned, at value	45,953,044
Payables:
Investments purchased	31,327,914
Swaps	203,004,320
Capital shares redeemed	16,725,901
Investment advisory fees	7,095,317
Directors’ and Officer’s fees	59,835
Other accrued expenses	1,175,806
Other affiliate fees	45,563
Service and distribution fees	104,539
Variation margin on futures contracts	43,050
Variation margin on centrally cleared swaps	84,004
Unrealized depreciation on OTC swaps	101,055,716

Total liabilities	453,337,129

NET ASSETS	$7,993,361,335

NET ASSETS CONSIST OF
Paid-in capital	$7,567,787,639
Accumulated earnings	425,573,696

NET ASSETS	$7,993,361,335

(a) Investments, at cost — unaffiliated	$959,214,057
(b) Securities loaned, at value	$44,812,426
(c) Investments, at cost — affiliated	$6,639,362,710
(d) Foreign currency, at cost	$3,011

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (continued)

May 31, 2021

BlackRock Event Driven Equity Fund

NET ASSET VALUE

Institutional
Net assets	$7,695,419,760

Shares outstanding	746,154,039

Net asset value	$10.31

Shares authorized	1,100,000,000

Par value	$0.10

Investor A
Net assets	$222,326,969

Shares outstanding	22,543,701

Net asset value	$9.86

Shares authorized	100,000,000

Par value	$0.10

Investor C
Net assets	$75,614,606

Shares outstanding	8,642,035

Net asset value	$8.75

Shares authorized	100,000,000

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statement of Operations

Year Ended May 31, 2021

BlackRock Event Driven Equity Fund

INVESTMENT INCOME

Dividends — unaffiliated	$8,526,508
Dividends — affiliated	3,801,158
Interest — unaffiliated	14,893,538
Securities lending income — affiliated — net	706,347
Foreign taxes withheld	(14,750)

Total investment income	27,912,801

EXPENSES
Investment advisory	69,085,629
Transfer agent — class specific	6,031,755
Service and distribution — class specific	1,165,629
Accounting services	456,218
Registration	358,526
Professional	176,525
Directors and Officer	151,018
Custodian	92,358
Printing and postage	83,561
Miscellaneous	74,160

Total expenses excluding interest expense	77,675,379
Interest expense	75,118

Total expenses	77,750,497
Less:
Fees waived and/or reimbursed by the Manager	(3,186,123)

Total expenses after fees waived and/or reimbursed	74,564,374

Net investment loss	(46,651,573)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	93,629,024
Investments — affiliated	(13,587)
Borrowed bonds	(7,965)
Futures contracts	18,186,077
Foreign currency transactions	(735,881)
Swaps	201,275,236

312,332,904

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	370,615,474
Investments — affiliated	2,096,489
Borrowed bonds	18,750
Futures contracts	(20,077,691)
Foreign currency translations	(2,904,428)
Swaps	(45,809,498)

303,939,096

Net realized and unrealized gain	616,272,000

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$569,620,427

See notes to financial statements.

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Event Driven Equity Fund

	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(46,651,573)	$1,163,923	$21,406,890
Net realized gain (loss)	312,332,904	(15,231,468)	116,924,677
Net change in unrealized appreciation (depreciation)	303,939,096	53,931,778	(7,135,567)

Net increase in net assets resulting from operations	569,620,427	39,864,233	131,196,000

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(151,862,427)	(128,011,849)	(20,637,746)
Investor A	(5,228,833)	(4,687,762)	(766,494)
Investor C	(2,104,275)	(1,788,885)	(176,256)

Decrease in net assets resulting from distributions to shareholders	(159,195,535)	(134,488,496)	(21,580,496)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,577,735,080	1,797,158,781	2,367,258,732

NET ASSETS
Total increase in net assets	2,988,159,972	1,702,534,518	2,476,874,236
Beginning of period	5,005,201,363	3,302,666,845	825,792,609

End of period	$7,993,361,335	$5,005,201,363	$3,302,666,845

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund

	Institutional

			Period from
	Year Ended		10/01/19		Year Ended September 30,
	05/31/21		to 05/31/20		2019	2018	2017	2016
Net asset value, beginning of period	$9.70		$9.88		$9.39	$9.58	$8.80	$8.94

Net investment income (loss)(a)	(0.07)		0.00	(b)	0.11	0.07	(0.04)	(0.06)
Net realized and unrealized gain	0.98		0.14		0.56	0.20	0.92	0.46

Net increase from investment operations	0.91		0.14		0.67	0.27	0.88	0.40

Distributions(c)
From net investment income	(0.00	)(d)	(0.05)		(0.06)	—	—	—
From net realized gain	(0.30)		(0.27)		(0.12)	(0.46)	(0.10)	(0.58)

Total distributions	(0.30)		(0.32)		(0.18)	(0.46)	(0.10)	(0.58)

Capital contributions — affiliated(e)	—		—		—	—	—	0.04

Net asset value, end of period	$10.31		$9.70		$9.88	$9.39	$9.58	$8.80

Total Return(f)
Based on net asset value	9.60%		1.53	%(g)	7.30%	3.04%	10.08%	5.11	%(h)

Ratios to Average Net Assets(i)
Total expenses	1.23%		1.27	%(j)	1.34%	1.43%	1.55%	1.58%

Total expenses after fees waived and/or reimbursed	1.18%		1.20	%(j)	1.28%	1.36%	1.41%	1.42%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.18%		1.20	%(j)	1.28%	1.36%	1.41%	1.42%

Total expenses after fees waived and/or reimbursed and excluding dividend expenses, stock loan fees and interest expense	1.18%		1.19	%(j)	1.25%	1.30%	1.38%	1.38%

Net investment income (loss)	(0.73)%		0.06	%(j)	1.11%	0.75%	(0.39)%	(0.67)%

Supplemental Data
Net assets, end of period (000)	$7,695,420		$4,779,208		$3,128,313	$786,155	$145,557	$76,046

Portfolio turnover rate(k)	64%		63%		177%	135%	199%	233%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005 per share.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Amount is greater than $(0.005) per share.

(e)	Payment received from affiliates related to certain shareholder transactions.

(f)	Where applicable, assumes the reinvestment of distributions.

(g)	Aggregate total return.

(h)	Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 4.64%.

(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

		Period from
	Year Ended	10/01/19	Year Ended September 30,
	05/31/21	to 05/31/20	2019	2018	2017	2016
Investments in underlying funds	0.14%	0.16%	0.22%	0.20%	0.15%	0.16%

(j)	Annualized.

(k)	Excludes underlying investments in total return swaps.

See notes to financial statements.

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)

	Investor A
		Period from
	Year Ended	10/01/19		Year Ended September 30,
	05/31/21	to 05/31/20		2019	2018	2017	2016
Net asset value, beginning of period	$9.31	$9.49		$9.03	$9.22	$8.48	$8.65

Net investment income (loss)(a)	(0.09)	(0.01)		0.08	0.03	(0.06)	(0.07)
Net realized and unrealized gain	0.93	0.13		0.54	0.22	0.88	0.44

Net increase from investment operations	0.84	0.12		0.62	0.25	0.82	0.37

Distributions(b)
From net investment income	—	(0.03)		(0.04)	—	—	—
From net realized gain	(0.29)	(0.27)		(0.12)	(0.44)	(0.08)	(0.58)

Total distributions	(0.29)	(0.30)		(0.16)	(0.44)	(0.08)	(0.58)

Capital contributions — affiliated(c)	—	—		—	—	—	0.04

Net asset value, end of period	$9.86	$9.31		$9.49	$9.03	$9.22	$8.48

Total Return(d)
Based on net asset value	9.24%	1.40	%(e)	7.04%	2.86%	9.71%	4.92	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.48%	1.52	%(h)	1.59%	1.69%	1.86%	1.92%

Total expenses after fees waived and/or reimbursed	1.43%	1.45	%(h)	1.53%	1.63%	1.68%	1.70%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.43%	1.45	%(h)	1.53%	1.63%	1.68%	1.70%

Total expenses after fees waived and/or reimbursed and excluding dividend expenses, stock loan fees and interest expense	1.42%	1.44	%(h)	1.51%	1.59%	1.65%	1.65%

Net investment income (loss)	(0.97)%	(0.17	)%(h)	0.86%	0.31%	(0.69)%	(0.88)%

Supplemental Data
Net assets, end of period (000)	$222,327	$161,797		$130,066	$31,321	$31,506	$26,523

Portfolio turnover rate(i)	64%	63%		177%	135%	199%	233%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Payment received from affiliates related to certain shareholder transactions.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Aggregate total return.

(f)	Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 4.43%.

(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

		Period from
	Year Ended	10/01/19	Year Ended September 30,
	05/31/21	to 05/31/20	2019	2018	2017	2016
Investments in underlying funds	0.14%	0.16%	0.22%	0.20%	0.15%	0.16%

(h)	Annualized.

(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)

	Investor C
		Period from
	Year Ended	10/01/19		Year Ended September 30,
	05/31/21	to 05/31/20		2019		2018	2017	2016
Net asset value, beginning of period	$8.33	$8.53		$8.15		$8.37	$7.69	$7.94

Net investment income (loss)(a)	(0.14)	(0.05)		0.01		(0.03)	(0.11)	(0.12)
Net realized and unrealized gain	0.82	0.12		0.49		0.19	0.79	0.41

Net increase from investment operations	0.68	0.07		0.50		0.16	0.68	0.29

Distributions(b)
From net investment income	—	—		(0.00	)(c)	—	—	—
From net realized gain	(0.26)	(0.27)		(0.12)		(0.38)	—	(0.58)

Total distributions	(0.26)	(0.27)		(0.12)		(0.38)	—	(0.58)

Capital contributions — affiliated(d)	—	—		—		—	—	0.04

Net asset value, end of period	$8.75	$8.33		$8.53		$8.15	$8.37	$7.69

Total Return(e)
Based on net asset value	8.45%	0.93	%(f)	6.30%		2.06%	8.84%	4.32	%(g)

Ratios to Average Net Assets(h)
Total expenses	2.23%	2.25	%(i)	2.30%		2.44%	2.64%	2.74%

Total expenses after fees waived and/or reimbursed	2.17%	2.18	%(i)	2.24%		2.37%	2.42%	2.43%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	2.17%	2.18	%(i)	2.24%		2.37%	2.42%	2.43%

Total expenses after fees waived and/or reimbursed and excluding dividend expenses, stock loan fees and interest expense	2.17%	2.17	%(i)	2.21%		2.33%	2.39%	2.39%

Net investment income (loss)	(1.72)%	(0.91	)%(i)	0.15%		(0.42)%	(1.38)%	(1.57)%

Supplemental Data
Net assets, end of period (000)	$75,615	$64,196		$44,288		$8,316	$6,686	$6,112

Portfolio turnover rate(j)	64%	63%		177%		135%	199%	233%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Amount is greater than $(0.005) per share.

(d)	Payment received from affiliates related to certain shareholder transactions.

(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)	Aggregate total return.

(g)	Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 3.78%.

(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

		Period from
	Year Ended	10/01/19	Year Ended September 30,
	05/31/21	to 05/31/20	2019	2018	2017	2016

Investments in underlying funds	0.14%	0.16%	0.22%	0.20%	0.15%	0.16%

(i)	Annualized.

(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Event Driven Equity Fund (the “Fund”) is a series of the Corporation, although the Fund may invest in companies with any capitalization. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities are recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

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Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2021, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Notes to Financial Statements  (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Borrowed bond agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

When a fund enters into an MRA and International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit a fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to a fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Fund under MSLAs, which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash	Net
Counterparty	Loaned at Value(a)	Collateral Received(b)	Amount

Citigroup Global Markets, Inc.	$27,170,444	$(27,170,444)	$—
Credit Suisse Securities (USA) LLC	6,335,984	(6,335,984)	—
Goldman Sachs & Co	4,282,279	(4,282,279)	—
Morgan Stanley & Co. LLC	7,023,719	(7,023,719)	—

	$44,812,426	$(44,812,426)	$—

(a)	Securities loaned with a value of $247,860 have been sold and are pending settlement as of May 31, 2021.
(b)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

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Notes to Financial Statements  (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an ISDA Master Agreement or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	1.20%
$ 1 billion - $3 billion	1.13
$ 3 billion - $5 billion	1.08
$ 5 billion - $10 billion	1.04
Greater than $10 billion	1.02

For the year ended May 31, 2021, the Fund reimbursed the Manager $79,962 for certain accounting services, which is included in accounting services in the Statement of Operations.

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total

Service and distribution fees — class specific	$468,959	$696,670	$1,165,629

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2021, the Fund paid $110,022 for the Fund’s institutional Shares to affiliates of BlackRock in return for these services which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Total

Reimbursed amounts	$11,447	$3,031	$1,115	$15,593

For the year ended May 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Total

Transfer agent fees — class specific	$5,783,903	$180,262	$67,590	$6,031,755

Other Fees: For the year ended May 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $9,739.

For the year ended May 31, 2021, affiliates received CDSCs as follows:

Share Class	Amounts

Investor A	$10,019
Investor C	12,834

$22,853

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2021, the amounts waived and/or reimbursed was $3,186,123.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds, and affiliated exchange-traded funds that have a contractual management fee through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2021, there were no investment advisory fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C
1.38%	1.65%	2.39%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

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Notes to Financial Statements  (continued)

Pursuant to the current securities lending agreement, the Fund retains 77% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2021, the Fund retained 75% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended May 31, 2021, the Fund paid BIM $192,707 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2021, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2021, purchases and sales of investments, excluding short-term investments, were $958,269,431 and $661,950,178, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to certain deemed distributions were reclassified to the following accounts:

Amounts

Paid-in capital	$(11,726,576)
Accumulated earnings (loss)	11,726,576

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	05/31/21(a)	05/31/20(a)	09/30/19(a)

Ordinary income	$160,747,317	$152,796,086	$31,229,449
Long-term capital gains(b)	18,206,093	6,587,034	283,100

	$178,953,410	$159,383,120	$31,512,549

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.
(b)	The Fund designates this amounts paid during the fiscal year ended May 31, 2021 as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%.

As of period end, the tax components of accumulated earnings were as follows:

Amounts

Undistributed ordinary income	$175,576,463
Undistributed long-term capital gains	37,467,125
Net unrealized gains(a)	212,530,108

$425,573,696

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the accounting for swap agreements and the realization for tax purposes of unrealized gains on constructive sales.

As of May 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$7,604,002,169

Gross unrealized appreciation	$477,617,608
Gross unrealized depreciation	(253,751,440)

Net unrealized appreciation (depreciation)	$223,866,168

9.	BANK BORROWINGS

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of the Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Institutional

Shares sold	410,037,256	$4,072,034,695	304,112,457	$2,947,159,774	290,800,810	$2,795,254,199

Shares issued in reinvestment of distributions	12,460,516	118,748,722	10,386,347	100,539,839	1,492,940	13,869,414

Shares redeemed	(168,863,830)	(1,669,981,677)	(138,586,900)	(1,307,266,555)	(59,365,590)	(571,048,852)

	253,633,942	$2,520,801,740	175,911,904	$1,740,433,058	232,928,160	$2,238,074,761

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Investor A
Shares sold and automatic conversion of shares	13,032,748	$123,749,871	8,846,594	$ 82,575,134	12,692,072	$117,047,639
Shares issued in reinvestment of distributions	552,150	5,041,130	492,339	4,573,826	82,359	735,463
Shares redeemed	(8,428,906)	(79,691,610)	(5,663,652)	(51,791,829)	(2,530,791)	(23,367,829)

	5,155,992	$49,099,391	3,675,281	$35,357,131	10,243,640	$94,415,273

Investor C
Shares sold	2,805,147	$23,718,577	3,173,078	$26,709,754	4,496,605	$37,472,780
Shares issued in reinvestment of distributions	255,036	2,081,097	213,421	1,779,931	21,698	175,103
Shares redeemed and automatic conversion of shares	(2,128,927)	(17,965,725)	(869,500)	(7,121,093)	(344,513)	(2,879,185)

	931,256	$7,833,949	2,516,999	$21,368,592	4,173,790	$34,768,698

	259,721,190	$2,577,735,080	182,104,184	$1,797,158,781	247,345,590	$2,367,258,732

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Event Driven Equity Fund and the Board of Directors of BlackRock Large Cap Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Event Driven Equity Fund of BlackRock Large Cap Series Funds, Inc. (the “Fund”), including the schedule of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period from October 1, 2019 through May 31, 2020 and for the year ended September 30, 2019, the financial highlights for the year then ended, for the period from October 1, 2019 through May 31, 2020, and for each of the four years in the period ended September 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period from October 1, 2019 through May 31, 2020, and for the year ended September 30, 2019, and the financial highlights for the year then ended, for the period from October 1, 2019 through May 31, 2020, and for each of the four years in the period ended September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	43

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2021:

Fund Name	Qualified Dividend Income

BlackRock Event Driven Equity Fund	$ 9,810,446

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended May 31, 2021:

Fund Name	Federal Obligation Interest

BlackRock Event Driven Equity Fund	$ 413,752

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended May 31, 2021 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction
BlackRock Event Driven Equity Fund	5.01%

For the fiscal year ended May 31, 2021, the Funds hereby designate the following maximum amounts allowable as the following maximum amounts allowable as interest-related and qualified short-term gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest- Related Dividends	Qualified Short- Term Gains
BlackRock Event Driven Equity Fund	$4,422,332	$144,481,238

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Large Cap Series Funds, Inc. (the “Company”) met on April 7, 2021 (the “April Meeting”) and May 10-12, 2021 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Company, on behalf of BlackRock Event Driven Equity Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members whom are not “interested persons” of the Company, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of the Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a fund by fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	45

Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for the one-, three- and five-year periods reported, the Fund outperformed, outperformed, and underperformed, respectively, its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return target during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis,

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Company, on behalf of the Fund, for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	47

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occbupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			30 RICs consisting of 152 Portfolios	None

Bruce R. Bond 1946	Director (Since 2019)

Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

			30 RICs consisting of 152 Portfolios	None

Susan J. Carter 1956	Director (Since 2016)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.

			30 RICs consisting of 152 Portfolios	None

Collette Chilton 1958	Director (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			30 RICs consisting of 152 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			30 RICs consisting of 152 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2019)

Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			30 RICs consisting of 152 Portfolios	None

Henry R. Keizer 1956	Director (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			30 RICs consisting of 152 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	30 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Director (Since 2019)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			30 RICs consisting of 152 Portfolios	None

Joseph P. Platt 1947	Director (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			30 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Director (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member Advisory Board, ESG Competent Boards Since 2020.

			30 RICs consisting of 152 Portfolios	None

Claire A. Walton 1957	Director (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			30 RICs consisting of 152 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	49

Director and Officer Information  (continued)

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			103 RICs consisting of 251 Portfolios	None

John M. Perlowski 1964 (e)	Director (since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 253 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock Funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; March Stalnecker, 2015; Kenneth L. Urish, 1999; Clair A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Corporation serve at the pleasure of the Board.

Further information about the Corporation’s Directors and Officers is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	51

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	53

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt
CVR	Contingent Value Rights
ETF	Exchange-Traded Fund
FKA	Formally Known As
LIBOR	London Interbank Offered Rate
LP	Limited Partnership
PIK	Payment-in-Kind
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depository Receipt

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDE-5/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]
BlackRock Event Driven Equity Fund	$39,592	$40,800	$207	$0	$21,200	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[3]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2020 whereby this fiscal year consists of the eight months ended May 31, 2020

4 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End [1]
BlackRock Event Driven Equity Fund	$21,407	$20,000

1The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2020 whereby this fiscal year consists of the eight months ended May 31, 2020.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End [1]
$2,032,000	$1,984,000

1The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2020 whereby this fiscal year consists of the eight months ended May 31, 2020.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc.

By:	John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: August 4, 2021

By:	Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc.

Date: August 4, 2021